                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               SCHEDULE 13E-4/A
                              (AMENDMENT NO. 2)
                        ISSUER TENDER OFFER STATEMENT
    (PURSUANT TO SECTION 13(E)(1) OF THE SECURITIES EXCHANGE ACT OF 1934)

                           THE MARQUEE GROUP, INC.
                             (Name of the Issuer)

                           THE MARQUEE GROUP, INC.
                     (Name of Person(s) Filing Statement)

                                   WARRANTS
                        (Title of Class of Securities)

                                  570906115
                    (CUSIP Number of Class of Securities)

                        ROBERT M. GUTKOWSKI, PRESIDENT
                        888 SEVENTH AVENUE, 37TH FLOOR
                           NEW YORK, NEW YORK 10019
                                (212) 977-0300
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                   Copy to:
                             AMAR BUDARAPU, ESQ.
                               BAKER & MCKENZIE
                               805 THIRD AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 751-5700
                                JULY 23, 1997
    (Date Tender Offer First Published, Sent or Given to Security Holders)

                          CALCULATION OF FILING FEE

  TRANSACTION VALUATION(1)                             AMOUNT OF FILING FEE(2)
  $10,845,988                                                        $2,169.20

(1) Estimated solely for purposes of calculating the filing fee. Assumes purchase of all 4,519,162 outstanding warrants at $2.40 per warrant.

(2) Calculated according to Rule 0-11(b)(1) under the Securities Exchange Act of 1934, as amended, based upon the transaction valuation multiplied by one fiftieth of one percent.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       Amount Previously Paid:    $2,033.62
       Filing Party:              THE MARQUEE GROUP, INC.
       Form or Registration No.:  SCHEDULE 13E-4
       Date Filed:                JULY 23, 1997

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   This Amendment No. 2 to Schedule 13E-4 amends and supplements the Issuer
Tender Offer Statement on Schedule 13E-4 originally filed on July 23, 1997, as amended by Amendment No. 1 to Schedule 13E-4 filed on August 21, 1997 (the "Schedule 13E-4"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Statement.

ITEM 1. SECURITY AND ISSUER.

Item 1 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

(c) The information set forth in "Amendment to Section 9" of the First Supplement to Offer to Purchase attached hereto as Exhibit (a)(10) (the "Supplement") is incorporated herein by reference.

ITEM 2. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

Item 2 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

(a)-(b) The information set forth in "Amendment to Section 11" of the Supplement is incorporated herein by reference.

ITEM 3. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

Item 3 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

(a) The information set forth in "Amendment to Section 10" of the Supplement is incorporated herein by reference.

(e) The information set forth in "Amendment to Section 11" of the Supplement is incorporated herein by reference.

ITEM 5. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE ISSUER'S SECURITIES.

Item 5 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

   The information set forth in "Amendment to Section 11" of the Supplement is incorporated herein by reference.

ITEM 6. PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

Item 6 of Schedule 13E-4 is hereby supplemented and amended by adding the following:

   The information set forth in "Amendment to Section 14" of the Supplement is incorporated herein by reference.

ITEM 7. FINANCIAL INFORMATION.

Item 7 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

(a)-(b) The information set forth in "Amendment to Section 10" of the Supplement and in the sections entitled "Unaudited Pro Forma Condensed Combined Financial Statements" and "Index to Financial Statements" contained in Exhibit (i) hereto is incorporated herein by reference.

ITEM 8. ADDITIONAL INFORMATION.

Item 8 of the Schedule 13E-4 is hereby supplemented and amended by adding the following:

(e) Reference is hereby made to the Supplement, a copy of which is attached hereto as Exhibit (a)(10) and incorporated in its entirety herein by reference.

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ITEM 9. MATERIAL TO BE FILED AS EXHIBITS.

(a)(10)    Form of First Supplement to Offer to Purchase dated August 26,
           1997.

(a)(11)    Letter to holders of Warrants dated August 26, 1997.

(a)(12)    Form of press release dated August 26, 1997.

(b)(1) Bridge Financing Agreement, dated as of August 26, 1997, by and among the Company, the Subsidiary Guarantors and The Huff Alternative Income Fund, L.P.

(b)(2) Form of Bridge Financing Note between the Company and The Huff Alternative Income Fund, L.P.

(b)(3) Form of Pledge and Security Agreement by and among the Company, the Subsidiary Guarantors and The Huff Alternative Income Fund, L.P.

(b)(4) Option Agreement, dated August 26, 1997, between the Company and The Huff Alternative Income Fund, L.P.

(b)(5) Registration Rights Agreement, dated August 26, 1997, between the Company and The Huff Alternative Income Fund, L.P.

(i)        Financial Information.

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                                  SIGNATURE

   After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

August 26, 1997                           THE MARQUEE GROUP, INC.,
                                          a Delaware corporation

                                          By: /s/ Jan E. Chason
                                              --------------------------------
                                              Jan E. Chason
                                              Chief Financial Officer and
                                              Treasurer

                                        4
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                                EXHIBIT INDEX

  EXHIBIT NO.                                           DESCRIPTION
--------------- -----------------------------------------------------------------------------------------
(a)(10)         Form of First Supplement to Offer to Purchase dated August 26, 1997.
(a)(11)         Letter to holders of Warrants dated August 26, 1997.
(a)(12)         Form of press release dated August 26, 1997.
(b)(1)          Bridge Financing Agreement, dated as of August 26, 1997, by and among the Company, the
                Subsidiary Guarantors and The Huff Alternative Income Fund, L.P.
(b)(2)          Form of Bridge Financing Note between the Company and The Huff Alternative Income Fund, L.P.
(b)(3)          Form of Pledge and Security Agreement by and among the Company, the Subsidiary Guarantors and The Huff Alternative Income Fund, L.P.
(b)(4)          Option Agreement, dated August 26, 1997, between the Company and The Huff Alternative
                Income Fund, L.P.
(b)(5)          Registration Rights Agreement, dated August 26, 1997, between the Company and The Huff
                Alternative Income Fund, L.P.
(i)             Financial Information.

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